UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2021

LAREDO PETROLEUM, INC.

(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	LPI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 18, 2021 (the “Original Form 8-K”), on October 18, 2021 (the “Closing Date”), Laredo Petroleum, Inc. (the “Company”) completed the acquisition of certain oil and gas properties in the Midland Basin, including approximately 20,000 net acres located in western Glasscock County, Texas (the “Glasscock Properties”), from Pioneer Natural Resources USA, Inc., DE Midland III, LLC, Parsley Minerals, LLC and Parsley Energy, L.P. for aggregate consideration of approximately $202.5 million based on the closing price of a share of the Company’s common stock on the Closing Date (the “Pioneer Acquisition”). The aggregate purchase consideration consisted of (i) $131.6 million in cash, net of closing adjustments; and (ii) 959,691 shares of the Company’s common stock, par value $0.01 per share.

This Amendment to Current Report on Form 8-K is being filed to amend and supplement the Original Form 8-K, the sole purpose of which is to provide the financial statements and pro forma financial information required by Item 9.01, which were excluded from the Original Form 8-K and are filed as exhibits hereto and are incorporated herein by reference. All other items in the Original Form 8-K remain the same.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of business to be acquired.

The statements of revenues and direct operation expenses of the Glasscock Properties for the nine-month period ended September 30, 2021 (unaudited) and year ended December 31, 2020 (audited), and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

(b)  Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company, which comprises the balance sheet as of September 30, 2021, the related statements of operations for the nine-month period ended September 30, 2021 and year ended December 31, 2020, and the related notes thereto, is filed as Exhibit 99.2 hereto and incorporated by reference herein.

(d)  Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP with respect to the Glasscock Properties.
23.2	Consent of Netherland, Sewell & Associates, Inc. with respect to the Glasscock Properties.
99.1	Statements of revenues and direct operation expenses of the Glasscock Properties for the nine-month period ended September 30, 2021 (unaudited) and year ended December 31, 2020 (audited).
99.2	Unaudited pro forma condensed combined financial information of Laredo as of September 30, 2021 and for the nine-month period ended September 30, 2021 and year ended December 31, 2020.
99.3	Reserves report of Netherland, Sewell & Associates, Inc. with respect to the Glasscock Properties reserves as of December 31, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Date: December 13, 2021	By:	/s/ Bryan J. Lemmerman
Bryan J. Lemmerman
Senior Vice President and Chief Financial Officer

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